PROSPECTUS SUPPLEMENT - April 1, 2002*

American Express(R) Variable Portfolio Funds (Oct . 30, 2001) S-6466-99 U
(10/01)

The third paragraph on page 34 in the "Principal Investment Strategies" section for the AXP Variable Portfolio - Managed Fund is revised as follows:

In pursuit of the Fund's goal, AEFC, the Fund's investment advisor, chooses equity investments by:

o Considering opportunities and risks by reviewing overall market conditions and industry outlook.
o Focusing on large companies that are attractively valued relative to history, peers or the market overall (by using such measures as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales).
o  Selecting companies it believes are positioned to benefit from:

   -- anticipated industry changes or current dynamics, -- competitive market position,
   -- improving financial performance,
   -- anticipated earnings growth, or
   -- future valuation increases.

(Note: All other text in this section remains unchanged)

The "Investment Manager" section is revised as follows:

For AXP(R) Variable Portfolio - Managed Fund:

The following paragraph replaces the paragraph on Alfred Henderson:

Robert Ewing, manager of the Fund since April 2002, joined AEFC in February 2002. He also serves as portfolio manager of the equity portion of AXP Mutual. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Balanced Fund and was a member of the team that managed several other funds. Robert has a BS in Finance and Economics from Boston College Carroll School of Management - Honors Program. Robert was also awarded a CFA designation.

For AXP(R) Variable Portfolio - Growth Fund:

The following paragraph replaces the paragraphs on Lisa Costa and Scott
Mullinix:

Nick Thakore, manager of the Fund since April 2002, joined AEFC in February 2002. He also serves as portfolio manager for AXP(R) Growth Fund. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Fund and was a member of the team that managed several other funds. Nick holds a BA degree from University of Michigan and an MBA degree from Wharton School at University of Pennsylvania.

For AXP(R) Variable Portfolio - Capital Resources Fund:

The following paragraph replaces the paragraph on Joseph M. Barsky:

Doug Chase, manager of the Fund since April 2002, joined AEFC in February 2002. He also serves as portfolio manager for AXP(R) Large Cap Equity Fund. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Export and Multinational Fund and was a member of the team that managed several other funds.

S-6466-18 A (4/02)
* Valid until next prospectus date
Destroy October 30, 2002